     As filed with the Securities and Exchange Commission on May 14, 1999


                                File No. 2-81648
                               File No. 811-03662

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               / X /
                                                                      ----

     Pre-Effective Amendment No.                                      /   /
                                 ----                                 ----

     Post-Effective Amendment No.  23                                 / X /
                                  ----                                ----

                                     and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                        / X /
                                                                      ----

     Amendment No.  23                                                / X /
                   ----                                               ----


                      HARTFORD MONEY MARKET HLS FUND, INC.

               (Exact Name of Registrant as Specified in Charter)

                P. O. Box 2999, Hartford, Connecticut 06104-2999
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number including Area Code: (860) 297-6443

                             Kevin J. Carr, Esquire
                   The Hartford Financial Services Group, Inc.
                               Investment Law Unit
                              55 Farmington Avenue
                           Hartford, Connecticut 06105
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:

         Upon this amendment to the Registration Statement being declared effective.

It is proposed that this filing will become effective (check appropriate box)

    _____   immediately upon filing pursuant to paragraph (b) of Rule 485
    __X__   on May 14, 1999 pursuant to paragraph (b) of Rule 485
    _____   60 days after filing pursuant to paragraph (a)(1) of Rule 485
    _____   on _________________ pursuant to paragraph (a)(1) of Rule 485
    _____   75 days after filing pursuant to paragraph (a)(2) of Rule 485
    _____   on _________________ pursuant to paragraph (a)(2) of Rule 485


Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has previously elected to register an indefinite number of shares of its Common Stock.

The Rule 24f-2 Notice for the Registrant's most recent fiscal year was filed March 18, 1999.

This registration statement is filed for the purpose of creating a standalone prospectus for Hartford Money Market HLS Fund, Inc. which is to be used in connection with a particular variable annuity product which Hartford Life Insurance Company and certain of its affiliates are offering to potential contractholders. This fund is the same money market fund which is described in the prospectuses of Hartford Money Market HLS Fund, Inc. and combined statement of additional information of Hartford HLS Mutual Funds which were filed with the Securities and Exchange Commission on April 23, 1999 as post-effective amendment number 22 and which became effective May 1, 1999. Such prospectuses and statement of additional information remain in full force and effect in addition to such standalone prospectus.

                      Hartford Money Market HLS Fund, Inc.

                                 CLASS IA SHARES
                                 PROSPECTUS
                                 MAY 14, 1999

                   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

                      HARTFORD MONEY MARKET HLS FUND, INC.
                        C/O INDIVIDUAL ANNUITY SERVICES
                                 P.O. BOX 5085
                            HARTFORD, CT 06102-5085

2                                                                   INTRODUCTION
--------------------------------------------------------------------------------

    Hartford Money Market HLS Fund, Inc. (the "fund") serves as an underlying investment vehicle for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates ("Hartford Life"). The fund is a part of Hartford HLS Mutual Funds (the "Hartford HLS Funds"), which is a family of fifteen mutual funds.
Contractholders may choose the fund as one of the investment options offered in the accompanying variable insurance product prospectus.

    The fund offers two classes of shares: Class IA shares and Class IB shares. Only Class IA shares of the fund are being offered in this prospectus. The Class IB shares are offered pursuant to another prospectus. Information on the fund can be found on the pages following this introduction.

    Please note that mutual funds are not bank deposits and are not insured or guaranteed by the FDIC or any other government agency. Because you could lose money by investing in the fund, be sure to read all risk disclosures carefully before investing.

                                                                        CONTENTS
--------------------------------------------------------------------------------

                                                                                      PAGE
                                                                                ----------
A SUMMARY OF THE FUND'S GOALS, Hartford Money Market HLS Fund, Inc...............          3
STRATEGIES, RISKS AND
PERFORMANCE.

INVESTMENT MANAGEMENT         Management of the fund............................          5
AND MANAGEMENT FEE
INFORMATION.

INFORMATION ON HOW TO PURCHASE Purchase and sale of fund shares..................          6
AND SELL THE FUND'S SHARES.

FURTHER INFORMATION ON THE    Transaction details...............................          7
FUND.
                              Federal income taxes..............................          7
                              Performance related information...................          8
                              Financial highlights..............................          9
                              General information...............................         10
                              For more information..............................         11

HARTFORD MONEY MARKET HLS FUND, INC.                                           3
--------------------------------------------------------------------------------

                                     INVESTMENT GOAL AND STYLE.  The Hartford Money Market HLS Fund, Inc. seeks maximum current income consistent with liquidity and preservation of capital.
                                     The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific high-quality short-term money market instruments such as securities issued by corporations and financial institutions. The fund purchases securities which it believes offer attractive returns relative to the risks undertaken. In addition, the portfolio manager adjusts the average maturity of the portfolio in anticipation of interest rate changes.
                                     The fund's investment goal may be changed only with approval of the shareholders of the fund.
                                     ----------------------------------------------------------------------------

                                     MAIN RISKS.  An investment in the fund is not insured or guaranteed by the Federal
                                     Deposit Insurance Corporation ("FDIC") or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. In addition, other main risks of the fund include the following:
                                     INCOME RISK.  The risk that falling interest rates will cause the fund's income
                                     (and thus the fund's return) to decline.
                                     MANAGER RISK.  The risk that poor security selection could cause the fund's performance to lag similar funds.
                                     CREDIT RISK.  The risk that the issuer of a security, or the counterparty to a contract, will have its credit rating downgraded, default or otherwise become unable to honor a financial obligation.
                                     INTEREST RATE RISK.  The risk of market losses attributable to increases in interest rates. With fixed-rate securities (such as bonds), a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.
                                     YEAR 2000 RISK.  Although the adviser and the fund's service providers are taking steps to address any year 2000 issues, there is some risk that the fund's operations could be disrupted by year 2000 computer problems.
                                     ----------------------------------------------------------------------------

4                                           HARTFORD MONEY MARKET HLS FUND, INC.
--------------------------------------------------------------------------------

                                     ----------------------------------------------------------------------------

                                     PAST PERFORMANCE.  The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows the fund's performance over time (along with a broad-based market index for reference). These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance or variable annuity contract level. All figures assume that all distributions were reinvested. Keep in mind that past performance does not indicate future results.

                                                    CLASS IA YEAR-BY-YEAR TOTAL RETURNS BY CALENDAR YEAR
                                               -------------------------------------------------------------

SUB-ADVISER
HIMCO
PORTFOLIO MANAGER
WILLIAM H. DAVISON, JR.
- Senior Vice President of HIMCO
- Manager of the fund since 1992
- Joined HIMCO in 1990
- Investment professional since 1981

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  1989       9.10%
1990           8.09%
1991           6.01%
1992           3.63%
1993           2.94%
1994           3.95%
1995           5.74%
1996           5.09%
1997           5.31%
1998           5.25%

                                     BEST QUARTER:  up 2.36%, second quarter 1989
                                     WORST QUARTER:  up 0.72%, first quarter 1994

                                                  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/98
                                               -------------------------------------------------------------

                                                                                                                SINCE
                                                                                                              INCEPTION
                                                                             1 YEAR   5 YEARS   10 YEARS   (JUNE 30, 1980)
                                                                             ------   -------   --------   ---------------
                                             Class IA......................   5.25%     5.11%      5.53%         7.52%
                                             Index.........................   4.94%     5.02%      5.43%      N/A

                                               INDEX:  60-Day Treasury Bill Index, an unmanaged index of short-term treasury bills that are similar, but not identical, to those in the fund's portfolio.
                                               Current 7-day yield as of December 31, 1998:   4.79%
                                               Effective 7-day yield as of December 31, 1998:  4.90%
                                               Please call 1-800-862-6668 for the most recent current and effective yield information.
                                               ------------------------------------------------------------------------

MANAGEMENT OF THE FUND                                                         5
--------------------------------------------------------------------------------

                             THE INVESTMENT ADVISER

    HL Investment Advisors, LLC ("HL Advisors") is the investment adviser to the fund. As investment adviser, HL Advisors is responsible for supervising the activities of the investment sub-adviser described below. In addition, Hartford Life serves as the administrator of the fund. HL Advisors and Hartford Life are majority-owned indirect subsidiaries of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $130 billion in assets. As of December 31, 1998 HL Advisors had over $33.9 billion in assets under management.

                           THE INVESTMENT SUB-ADVISER

    The Hartford Investment Management Company ("HIMCO-Registered Trademark-") is the investment sub-adviser to the fund. HIMCO is a professional money management firm that provides services to investment companies, employee benefit plans, insurance companies and other institutional accounts. HIMCO is a wholly-owned subsidiary of The Hartford. As of December 31, 1998 HIMCO and its wholly-owned subsidiary had investment management authority with respect to approximately $61.2 billion of assets for various clients.

                                MANAGEMENT FEES

    For the year ended December 31, 1998, the investment management fee paid by the fund was 0.43% of total assets.

6                                               PURCHASE AND SALE OF FUND SHARES
--------------------------------------------------------------------------------

                            PURCHASE OF FUND SHARES

    Fund shares are made available to serve as the underlying investment vehicles for variable annuity and variable life insurance separate accounts of Hartford Life. Shares of the fund are sold by Hartford Securities Distribution Company, Inc. (the "Distributor") on a no-load basis at their net asset value as defined under Transaction Details.

    The fund offers Hartford Life contractholders or policyholders two different classes of shares -- Class IA and Class IB. Class IA shares are offered by this prospectus. Class IB shares are offered by a separate prospectus. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices and performance.

    It is conceivable that in the future it may be disadvantageous for variable annuity separate accounts and variable life insurance separate accounts to invest in the fund simultaneously. Although Hartford Life and the fund do not currently foresee any such disadvantages either to variable annuity contract owners or variable life insurance policy owners, the fund's Board of Directors intends to monitor events in order to identify any material conflicts between such contract owners and policy owners and to determine what action, if any, should be taken in response thereto. If the Board of Directors of the fund were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable life and variable annuity contract holders would not bear any expenses attendant to the establishment of such separate funds.

                         SALE AND REDEMPTION OF SHARES

    The Class IA shares of the fund are sold and redeemed by the fund at their net asset value next determined after receipt of a purchase or redemption order in good order in writing at its home office, P.O. Box 5085, Hartford, CT 06102-5085. The value of shares redeemed may be more or less than original cost, depending upon the market value of the portfolio securities at the time of redemption. Payment for shares redeemed will be made within seven days after the redemption request is received in proper form by the fund. However, the right to redeem fund shares may be suspended or payment therefor postponed for any period during which: (1) trading on the NYSE is closed for other than weekends and holidays; (2) an emergency exists, as determined by the SEC, as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable, or (b) it is not reasonably practicable for the fund to determine fairly the value of its net assets; or (3) the SEC by order so permits for the protection of stockholders of the fund.

TRANSACTION DETAILS                                                            7
--------------------------------------------------------------------------------

                        DETERMINATION OF NET ASSET VALUE

    The net asset value per share is determined for each fund as of the close of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value is determined by dividing the value of the fund's net assets attributable to a class of shares by the number of shares outstanding for that class. The assets of the fund are valued at their amortized cost pursuant to procedures established by the Board of Directors. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Short-term investments that will mature in 60 days or less are also valued at amortized cost, which approximates market value.

                                   DIVIDENDS

    The shareholders of the fund are entitled to receive such dividends as may be declared by the fund's Board of Directors, from time to time based upon the investment performance of the assets making up the fund's portfolio. The fund declares dividends on a daily basis and pays them monthly.

    Such dividends will be automatically invested in additional full or fractional shares monthly on the last business day of each month at the per share net asset value on that date. Provision is also made to pay such dividends in cash if requested. Such dividends will be in cash or in full or fractional shares of the fund at net asset value.

                         POSSIBLE TRADING RESTRICTIONS

    The fund is not designed to provide investors with a means of speculating on short-term market movements. Investors who engage in excessive account activity generate additional costs which are borne by all of the fund's shareholders. In order to minimize such costs, the fund reserves the right to reject any purchase request that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the contractholder/policyholder.

                              FEDERAL INCOME TAXES

    The fund is not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

    The fund has elected and intends to continue qualifying under Subchapter M of the Internal Revenue Code of 1986, as amended. The fund intends to distribute all of its net income and gains to shareholders. Because the shares are purchased only through products that defer taxes, these distributions generally will not be considered taxable income to you at the time of distribution. The fund will inform contractholders or policyholders of the amount and nature of such income and gains.

    The fund may be subject to a 4% nondeductible excise tax as well as an income tax measured with respect to certain undistributed amounts of income and capital gain. The fund expects to make such additional distributions of net investment income as are necessary to avoid the application of these taxes. For a discussion of the tax implications of a purchase or sale of the fund's shares by the insurer, reference should be made to the section entitled "Federal Tax Considerations" in the appropriate insurance product prospectus.

    If eligible, the fund may make an election to pass through to its shareholder, Hartford Life, a credit for any foreign taxes paid during the year. If such an election is made, the pass-through of the foreign tax credit will result in additional taxable income and income tax to Hartford Life. The amount of additional tax may be more than offset by the foreign tax credits which are passed through. These foreign tax credits may provide a benefit to Hartford Life.

                             BROKERAGE COMMISSIONS

    Although the rules of the National Association of Securities Dealers, Inc. prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such rules, sales of investment company shares may be considered in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to such rules and to obtaining best prices and executions, effected through dealers who sell shares of the fund.

8                                                PERFORMANCE RELATED INFORMATION
--------------------------------------------------------------------------------

    The fund may advertise performance related information. Performance information is based on the fund's past performance only and is no indication of future performance.

    The fund may include its total return in advertisements or other sales material. Generally, when a fund advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant period if the fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions).

    The fund may also advertise yield and effective yield. The yield is based upon the income earned by the fund over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in fund shares and thus compounded in the course of a 52-week period.

    The fund is offered exclusively through variable insurance products. Performance information presented for the fund should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable with respect to these insurance products. Insurance related charges and expenses are not reflected in the fund's performance information and will reduce an investor's return under the insurance product.

FINANCIAL HIGHLIGHTS                                                           9
--------------------------------------------------------------------------------

                      HARTFORD MONEY MARKET HLS FUND, INC.

    These tables are intended to help you understand the fund's financial performance for the past five years. The total returns in the table represent the rate that an investor would have earned on an investment in each fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen, LLP, whose report, along with each fund's financial statements, are included in the annual report which is available upon request.

CLASS IA -- PERIOD ENDED:            12/31/98    12/31/97    12/31/96    12/31/95    12/31/94
                                     ---------   ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period............................  $   1.000   $   1.000   $   1.000   $   1.000   $   1.000
Net investment income (loss).......      0.051       0.049       0.050       0.056       0.039
Net realized and unrealized gain
 (loss) on investments.............      0.000       0.000       0.000       0.000       0.000
                                     ---------   ---------   ---------   ---------   ---------
Total from investment operations...      0.051       0.049       0.050       0.056       0.039
Less distributions:
  Dividends from net investment
   income..........................     (0.051)     (0.049)     (0.050)     (0.056)     (0.039)
  Distributions from net realized
   gain on investments.............      0.000       0.000       0.000       0.000       0.000
  Return of capital................      0.000       0.000       0.000       0.000       0.000
                                     ---------   ---------   ---------   ---------   ---------
  Total from distributions.........     (0.051)     (0.049)     (0.050)     (0.056)     (0.039)
                                     ---------   ---------   ---------   ---------   ---------
Net increase (decrease) in net
 asset value.......................      0.000       0.000       0.000       0.000       0.000
Net asset value, end of period.....  $   1.000   $   1.000   $   1.000   $   1.000   $   1.000
                                     ---------   ---------   ---------   ---------   ---------
                                     ---------   ---------   ---------   ---------   ---------
TOTAL RETURN.......................       5.25%       5.31%       5.09%       5.74%       3.95%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands)........................    872,486     612,480     542,586     339,709     321,465
Ratio of expenses to average net
 assets............................       0.45%       0.44%       0.44%       0.45%       0.47%
Ratio of net investment income
 (loss) to average net assets......       5.12%       5.21%       5.04%       5.57%       3.99%
Portfolio turnover rate............         --          --          --          --          --
Current Yield(a)...................       4.79%       5.36%       5.10%       5.40%       5.43%
Effective Yield(a).................       4.90%       5.50%       5.23%       5.54%       5.58%

    (a)The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account level which, if included, would decrease the yield. This figure has not been audited.

10                                                           GENERAL INFORMATION
--------------------------------------------------------------------------------

                                  DISTRIBUTOR

    Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, CT 06089, serves as distributor to the fund.

                                   CUSTODIAN

    State Street Bank and Trust Company, Boston, Massachusetts, serves as custodian of the fund's assets.

                    TRANSFER AND DIVIDEND DISBURSING AGENTS

    Hartford Life Insurance Company, 200 Hopmeadow Street, Simsbury, CT 06089, serves as Transfer and Dividend Disbursing Agent for the fund.

FOR MORE INFORMATION                                                          11
--------------------------------------------------------------------------------

Two documents are available that offer further information on the Hartford HLS
Funds:

                            ANNUAL/SEMIANNUAL REPORT
                                TO SHAREHOLDERS

The annual and semiannual reports to shareholders include financial statements and portfolio holdings. In the fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected performance during the last fiscal year and the auditor's report.

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on all aspects of the Hartford HLS Funds, including the fund.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (are legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact the fund at:

BY MAIL:
Hartford Money Market HLS Fund, Inc.
c/o Individual Annuity Services
P.O. Box 5085
Hartford, CT 06102-5085

BY PHONE:
1-800-862-6668

ON THE INTERNET:
http://invest.hartfordlife.com

Or you may view or obtain these documents from the SEC:

IN PERSON:
at the SEC's Public Reference Room in
Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-800-SEC-0330.

BY MAIL:
Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-6009
(duplicating fee required)

ON THE INTERNET:
http://www.sec.gov

SEC FILE NUMBER:

Money Market                                                           811-03662

                                     PART C
                                     ------

                                OTHER INFORMATION
                                -----------------



Item 23. Exhibits

         a.(i)    Articles of Incorporation(1)
         a.(ii)   Articles Supplementary(9)
         b.       By-Laws(1)
         c.       Not Applicable
         d.(i)    Form of Investment Management Agreement(3)
         d.(ii)   Form of Investment Services Agreement(6)
         e.       Form of Principal Underwriting Agreement(7)
         f.       Not Applicable
         g.(i)    Form of Custodian Agreement(2)
         g.(ii)   Form of Custodian Agreement with Chase Manhattan Bank(5)
         g.(iii)  Form of Custodian Agreement with State Street Bank and Trust
                  Company(6)
         h.(i)    Form of Administrative Services Agreement(4)
         h.(ii)   Form of Share Purchase Agreement(4)
         i.       Opinion and Consent of Counsel
         j.       Consent of Independent Public Accountants
         k.       1998 Annual Report to Shareholders' Financial Statements(8)
         l.       Not Applicable
         m.       Form of Rule 12b-1 Distribution Plan(7)
         n.       Financial Data Schedules(10)
         o.       Form of Multi-Class Plan Pursuant to Rule 18f-3(7)
         p.       Powers of Attorney(9)



--------
(1) Previously filed as exhibit to Registrant's Registration Statement filed on February 3, 1983.
(2) Previously filed as exhibit to Registrant's Pre-Effective Amendment #1 filed on April 6, 1983.
(3) Previously filed as exhibit to Registrant's Proxy Statement dated September 19, 1984.
(4) Previously filed as exhibit to Registrant's Registration Statement filed on April 28, 1993.
(5) Previously filed as exhibit to Registrant's Registration Statement filed on April 23, 1996.
(6) Previously filed as exhibit to Registrant's Post-Effective Amendment #18 filed on April 10, 1997.
(7) Previously filed as exhibit to Registrant's Post-Effective Amendment #19 filed on November 19, 1997.
(8) Incorporated by reference to Registrant's filing pursuant to Rule 30d-1 of the Investment Company Act of 1940.
(9) Previously filed as exhibit to Registrant's Post-Effective Amendment #20 filed on April 17, 1998
(10) Previously filed with Registrant's amended Form NSAR-B filed on April 12, 1999.

Item 24. Persons controlled by or under Common Control with Registrant
         -------------------------------------------------------------

         Inapplicable

Item 25. Indemnification
         ---------------

         Article EIGHTH of the Articles of Incorporation provides:

         EIGHTH: (a) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a Director, Officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director or Officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, has no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, creates a rebuttable presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

         (b) The Corporation shall indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure, a judgment in its favor by reason of the fact that he is or was a Director, Officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorney's fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation. No indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation.

         (c) To the extent that a Director, Officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b), or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith.

         (d) Any indemnification under subsections (a) and (b) (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Director, Officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a) and (b). Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of Directors who were neither interested persons nor parties to such action suit or proceeding, or (2) if such quorum is not obtainable, or even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion.

         (e) Expenses incurred in defending civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of the Director, Officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as authorized in this Article and upon meeting one of the following conditions:

                  (i) the indemnitee shall provide a security for his undertaking, (ii) the investment company shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested, non-party Directors of the investment company, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

         (f) The corporation may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such.

         (g) Anything to the contrary in the foregoing clauses (a) through (f) notwithstanding, no Director or Officer shall be indemnified by the Corporation and no insurance policy obtained by the Corporation will protect or attempt to protect any such person against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or in a manner inconsistent with Securities and Exchange Commission Release 11330 under the Investment Company Act of 1940.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the registrant undertakes that it will, unless in the opinion of its counsel the matter has been settled by controlling precedent submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser.
         ----------------------------------------------------

         HL Investment Advisors, Inc. serves as investment adviser to each of the investment companies included in this Registration Statement.

                             Position with HL
Name                         Investment Advisors, Inc.     Other Business
----                         -------------------------     --------------
Joseph H. Gareau             President                     Executive Vice President and Director of
                                                           Hartford Investment Financial Services
                                                           Company(1) ("HIFSCO"); President and
                                                           Director of The Hartford Investment
                                                           Management Company(2) ("HIMCO")
Andrew W. Kohnke             Managing Director             Vice President and Director of HIFSCO;
                             and Director                  Managing Director and Director of HIMCO

Bruce J. MacLean             Managing Director             Managing Director and Director of HIMCO
                             and Director

Donald E. Waggaman, Jr.      Managing Director             Managing Director and Director of HIMCO
                             and Director

Charles M. O'Halloran        Director                      Senior Vice President and Corporate
                                                           Secretary of The Hartford Financial
                                                           Services Group, Inc.(3) ("The Hartford");
                                                           Director of HIFSCO and HIMCO

Edmund V. Mahoney            Chief Compliance              Vice President of HIMCO
                             Officer

(1) The principal business address for HIFSCO is 200 Hopmeadow Street, Simsbury, CT 06070.
(2) The principal business address for HIMCO is 55 Farmington Avenue, Hartford, CT 06105.
(3) The principal business address for The Hartford is Hartford Plaza, Hartford, CT 06115.

Item 27. Principal Underwriters
         ----------------------

     Hartford Securities Distribution Company, Inc. ("HSD") is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. HSD is the principal underwriter for the following registered investment companies:


     Hartford Life Insurance
       Company                 DC Variable Account I
                               Separate Account Two
                               Putnam Capital Manager Trust Separate Account
                               Separate Account One
                               Separate Account Two
                               Separate Account Three
                               Separate Account Five
                               Separate Account Seven
                               Separate Account VL1
                               Separate Account VL2
                               ICMG Secular Trust Separate Account
                               ICMG Registered Variable Life Separate Account

     Hartford Life and Annuity
       Insurance Company       Separate Account One
                               Separate Account Three
                               Separate Account Five
                               Separate Account Six
                               Separate Account Seven
                               Putnam Capital Manager Trust Separate Account Two
                               Separate Account VL1
                               Separate Account VL2
                               ICMG Registered Variable Life Separate Account One

     American Maturity Life
       Insurance Company       Separate Account American Maturity Life Variable Annuity


The Directors and principal officers of HSD and their position with the Registrant are as follows:

   Name and Principal                                                             Position and Offices
   Business Address*            Positions and Offices with Underwriter              with Registrant
   ------------------           --------------------------------------              ---------------
Peter Cummins                   Senior Vice-President                             Vice President
Lynda Godkin                    Senior Vice President, General Counsel and        None
                                Corporate Secretary
George Jay                      Controller & Fin. Principal                       Controller & Treasurer
Stephen T. Joyce                Asst. Secretary                                   None
Glen J. Kvadus                  Asst. Secretary                                   None
Thomas M. Marra                 Exec. Vice-Pres.                                  Vice President
Paul Eugene Olson               Supv. Registered Principal                        None
Edward M. Ryan, Jr.             Asst. Secretary                                   None
Lowndes A. Smith                President and CEO                                 Chairman
Donald W. Waggaman, Jr.         Treasurer                                         None

     *   Principal business address is P.O. Box 2999, Hartford, CT  06104-2999

Item 28. Location of Accounts and Records
         --------------------------------


                  Hartford Life Insurance Company
                  P.O. Box 2999
                  Hartford, CT 06104-2999


         AND

                  State Street Bank and Trust Company
                  225 Franklin Street
                  Boston, MA 02110

Item 29. Management Services
         -------------------

                  Not Applicable

Item 30. Undertakings
         ------------

          1) The Registrant undertakes to furnish to each person to whom a prospectus has been delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on the 13th day of May, 1999.


                           HARTFORD MONEY MARKET HLS FUND, INC.

                           By:                   *
                              -----------------------------------
                                   Joseph H. Gareau
                                   Its: President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


SIGNATURE                    TITLE                             DATE
---------                    -----                             ----

            *                President                         May 13, 1999
--------------------------   (Chief Executive Officer
Joseph H. Gareau             & Director)

            *                Controller & Treasurer            May 13, 1999
--------------------------   (Chief Accounting Officer &
George R. Jay                Chief Financial Officer)

            *                Director                          May 13, 1999
--------------------------
Joseph A. Biernat

            *                Director                          May 13, 1999
--------------------------
Winifred E. Coleman

            *                Director                          May 13, 1999
--------------------------
William A. O'Neill

            *                Director                          May 13, 1999
--------------------------
Millard H. Pryor, Jr.

            *                Director                          May 13, 1999
--------------------------
Lowndes A. Smith

            *                Director                          May 13, 1999
--------------------------
John K. Springer


    /s/ Kevin J. Carr                                          May 13, 1999
------------------------------------------
* By Kevin J. Carr
        Attorney-in-fact

                                  EXHIBIT INDEX

Exhibit No.
-----------


i.                Opinion and Consent of Counsel

j.                Consent of Independent Public Accountants